                            SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934
                               (AMENDMENT NO.  )

     Filed by the Registrant /X/

     Filed by a Party other than the Registrant / /

     Check the appropriate box:

     / / Preliminary Proxy Statement

     /X/ Definitive Proxy Statement

     / / Definitive Additional Materials

     / / Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                              STRYKER CORPORATION
- --------------------------------------------------------------------------------
                  (Name of Registrant As Specified In Charter)

                              STRYKER CORPORATION
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

     /X/ $125 per Exchange Act Rules 0-11(c)(1)(ii), or a-6(j)(2).

     / / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

- --------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

- --------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------

     1Set forth the amount on which the filing fee is calculated and state how it was determined.

     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

- --------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

- --------------------------------------------------------------------------------

     (3) Filing Party:

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     (4) Date Filed:

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

                              STRYKER CORPORATION
                                 P.O. BOX 4085
                         KALAMAZOO, MICHIGAN 49003-4085

                               ------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD APRIL 29, 1994

                               ------------------

      The Annual Meeting of Stockholders of Stryker Corporation will be held on Friday, April 29, 1994, at 2:00 p.m., at the Radisson Plaza Hotel at The Kalamazoo Center, Kalamazoo, Michigan, for the following purposes:

          1. To elect seven directors; and

          2. To transact such other business as may properly come before the meeting.

      All stockholders are cordially invited to attend the meeting. Only holders of record of Common Stock at the close of business on March 2, 1994 are entitled to notice of and to vote at the meeting. If you attend the meeting, you may vote in person if you wish, even though you previously have returned your proxy.

      A copy of the Company's 1993 Annual Report is enclosed.

                      STOCKHOLDERS ARE URGED TO COMPLETE,
                      DATE AND SIGN THE ENCLOSED PROXY AND
                     RETURN IT IN THE ACCOMPANYING ENVELOPE

                                                    DAVID J. SIMPSON,
                                                        Secretary

March 18, 1994

                              STRYKER CORPORATION
                                 P.O. BOX 4085
                         KALAMAZOO, MICHIGAN 49003-4085

                               ------------------

                                PROXY STATEMENT

                               ------------------

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Stryker Corporation of proxies to be used at the Annual Meeting of Stockholders of the Company to be held on Friday, April 29, 1994, and at all adjournments thereof. The solicitation will begin on or about March 18, 1994.

     All shares represented by a properly executed proxy will be voted unless it is revoked and, if a choice is specified, will be voted in accordance with such specification. If no choice is specified, the proxies will be voted FOR the election of the seven nominees named under "Election of Directors," unless authority to do so is withheld with respect to one or more of such nominees. Directors will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting and entitled to vote thereon. Votes that are withheld and broker non-votes will be excluded entirely from the calculation and will have no effect on the outcome of the election of directors. In addition, the proxy will be voted in the discretion of the proxyholders with respect to such other business as may properly come before the meeting. A stockholder may revoke a proxy at any time prior to the voting thereof.

     There were outstanding as of the close of business on March 2, 1994, the record date for the determination of stockholders entitled to notice of and to vote at the meeting, 48,415,669 shares of Common Stock of the Company. Each share is entitled to one vote on each matter brought before the meeting.

     Any proposal which a stockholder may desire to present to the 1995 Annual Meeting must be received by the Company at the above address on or prior to November 18, 1994 in order for such proposal to be considered for inclusion in the proxy statement and form of proxy for such meeting.

                      BENEFICIAL OWNERSHIP OF MORE THAN 5%
                        OF THE OUTSTANDING COMMON STOCK

     As used in this proxy statement, "beneficial ownership" means the sole or shared power to direct the voting and/or disposition of shares of Common Stock. In addition, a person is deemed to have beneficial ownership of any shares of Common Stock that such person has the right to acquire within 60 days.

     As of January 14, 1994, Arcadia Bank and Trust Company, P.O. Box 50566, Kalamazoo, Michigan 49005, held 11,425,050 shares of Common Stock, or 23.5% of such class then outstanding, as Trustee of a trust for the benefit of members of the Stryker family (the "Stryker Trust"). Under the terms of the trust agreement, an Advisory Committee, consisting of Jon L. Stryker, Patricia A. Stryker, Ronda E. Stryker, Gerard Thomas and Elizabeth S. Upjohn, has full voting and disposition power with respect to the shares of Common Stock owned by the Stryker Trust. Ronda E. Stryker and Gerard Thomas currently are directors of the Company. Mr. Thomas is not standing for reelection. A majority vote of the Advisory Committee is necessary with respect to matters regarding the shares of Common Stock held in the Stryker Trust, including voting and disposition.

                              BENEFICIAL OWNERSHIP
                                 OF MANAGEMENT

     The following table sets forth certain information with respect to the ownership of shares of Common Stock by the current directors of the Company, all of whom except Mr. Thomas are standing for reelection, the Named Executives referred to under the caption "Executive Compensation" and all directors and executive officers of the Company as a group:

                                                                       NUMBER OF SHARES
                                                                        AND PERCENT OF
                                                                       CLASS OF COMMON
                                                                         STOCK OF THE
                                                                        COMPANY OWNED
                                                                         BENEFICIALLY
                                                                            AS OF
                                                                         JANUARY 14,
    NAME                                                                   1994(A)
    ----                                                               ----------------
    John W. Brown...................................................        2,300,639(4.7%)
    Howard E. Cox, Jr...............................................           82,300
    Ronald A. Elenbaas..............................................          178,236
    Donald M. Engelman, Ph.D........................................            6,200
    Jerome H. Grossman, M.D.........................................           21,700
    William T. Laube................................................          144,190
    John S. Lillard.................................................           72,410
    William U. Parfet...............................................           10,000
    David J. Simpson................................................          154,560
    Ronda E. Stryker................................................       12,686,410(26.2%)(b)
    Gerard Thomas...................................................       11,831,633(24.4%)(b)
    Thomas R. Winkel................................................          101,600
    Executive officers and directors as a group (13 persons)........       16,175,128(33.3%)(b)

- ---------------

(a) Except for the shared beneficial ownership of 11,425,050 shares of Common Stock attributed to Ms. Stryker and Mr. Thomas as members of the Advisory Committee of the Stryker Trust, all as more fully set forth above under "Beneficial Ownership of More Than 5% of the Outstanding Common Stock," such persons hold sole voting and disposition power with respect to the shares shown in this column. Includes 48,000 shares for Mr. Brown, 1,200 shares for Mr. Cox, 12,000 shares for Mr. Elenbaas, 6,000 shares for Dr. Engelman, 1,200 shares for Dr. Grossman, 10,000 shares for Mr. Laube, 1,200 shares for Mr. Lillard, 12,000 shares for Mr. Simpson, 1,200 shares for Ms. Stryker, 1,200 shares for Mr. Thomas and 22,600 shares for Mr. Winkel that may be acquired within 60 days after January 14, 1994 upon exercise of options. Ownership percentages representing less than one percent of the class outstanding have been omitted.

(b) Includes the shared beneficial ownership of 11,425,050 shares of Common Stock held in the Stryker Trust and attributed to Ms. Stryker and Mr. Thomas as members of the Advisory Committee of the Stryker Trust, all as more fully set forth above under "Beneficial Ownership of More Than 5% of the Outstanding Common Stock." 3,808,350 of the shares in the Stryker Trust are held for the benefit of Ms. Stryker.

                             ELECTION OF DIRECTORS

     Seven directors are to be elected to serve until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. All of the nominees listed below are currently members of the Board of Directors. The nominees for directors have consented to serve if elected and the Company has no reason to believe that any of the nominees will be unable to serve. Should any nominee become unavailable for any reason, proxies will be voted for the alternate candidate, if any, chosen by the Board of Directors. Should additional persons be nominated for election as directors, the seven persons receiving the greatest number of votes shall be elected.

     The following information respecting the nominees has been furnished by them. Unless otherwise indicated, such persons have held the positions described below for more than five years.

                                NAME, AGE, PRINCIPAL
                                OCCUPATION AND OTHER                                    DIRECTOR
                                     INFORMATION                                        SINCE
- -------------------------------------------------------------------------------------   ----
JOHN W. BROWN, age 59................................................................   1977
  Chairman of the Board, since January 1981, and President and Chief Executive
  Officer of the Company, since February 1977. Also a director of Lunar Corporation, a medical products company, First of America, a bank, and the Health Industry
  Manufacturers Association and a Trustee of Kalamazoo College.
HOWARD E. COX, JR., age 50...........................................................   1974
  Co-Managing Partner of Greylock Capital Limited Partnership, since February 1987, a
  General Partner of Greylock Partners & Co., Greylock Ventures Limited Partnership
  and Greylock Investments Limited Partnership, venture capital limited partnerships, since January 1979, May 1983, and January 1985, respectively, and affiliated with
  Greylock Management Corporation, an investment services organization, since August
  1971. Also a director of Arbor Health Care Company, a sub-acute care company.
DONALD M. ENGELMAN, PH.D., age 53....................................................   1989
  Professor of Molecular Biophysics and Biochemistry, Yale University, since 1979.
JEROME H. GROSSMAN, M.D., age 54.....................................................   1982
  Chairman of the Board and Chief Executive Officer of New England Medical Center,
  Inc., since 1979, and Professor of Medicine, Tufts University School of Medicine.
  Also Chairman, Federal Reserve Bank of Boston, a director of Arthur D. Little, Inc.
  and a trustee of Massachusetts Institute of Technology and Wellesley College.
JOHN S. LILLARD, age 63..............................................................   1978
  Chairman-Founder of JMB Institutional Realty Corp., an affiliate of JMB Realty
  Corp., a registered real estate investment advisory firm, since January 1992;
  President prior thereto, since April 1979. Also a director of The Mathers Fund, a no load mutual fund, Cintas Corporation, a uniform rental and manufacturing corporation, and Lake Forest Bancorporation, a bank holding company.
WILLIAM U. PARFET, age 47............................................................   1993
  President and Chief Executive Officer of Richard-Allan Medical Industries, Inc., a
  manufacturer of medical products, since October 1993. Prior thereto, president of
  The Upjohn Company, a manufacturer of pharmaceutical, chemical and agricultural products, since January 1991 and Executive Vice President of The Upjohn Company
  from January 1989 to January 1991. Also a director of The Upjohn Company, CMS
  Energy Corporation, Old Kent Financial Corporation and Universal Foods Corporation.
RONDA E. STRYKER, age 39.............................................................   1984
  Granddaughter of the founder of the Company and daughter of the former President of the Company. Also a director of Comerica Bank, the L. Lee Stryker Center for
  Management Studies and Educational Services and a Trustee of Kalamazoo College.

     The Board of Directors has designated from among its members an Audit Committee which has general charge of the review of the Company's financial and accounting practices and controls. It also meets with the Company's independent accountants to determine the scope of the annual audit and review the reports and recommendations of such accountants on the results of such audit. The Audit Committee, which currently consists of Mr. Lillard, Chairman, Dr. Engelman and Gerard Thomas, who is not standing for reelection, met twice during 1993. The Board of Directors has also designated a Compensation Committee, which currently consists of Mr. Lillard, Chairman, Dr. Engleman and Gerard Thomas, who is not standing for reelection, and a Stock Option Committee, which currently consists of Mr. Parfet and Ms. Stryker. The duties of these committees are described below under "Executive Compensation -- Report of Compensation and Stock Option Committees." The Board of Directors has not designated a nominating committee or other committee performing a similar function. Such matters are discussed by the Board as a whole.

                             DIRECTOR COMPENSATION

     The Board of Directors held five meetings during 1993. Directors who are not employees received directors' fees of $2,500 for each Board meeting attended and a fixed annual fee of $10,000. Directors who are also members of committees of the Board received a fee of $1,200 per day for committee meetings attended if such meetings were held on the same day as a Board meeting and $2,500 per day if such meetings were held on a day that was not a Board meeting. The Company also makes $50,000 of group life insurance available to its outside directors. In addition, Dr. Grossman and Mr. Cox comprise a long-range planning committee for the Company and each receives $2,500 per committee meeting. Mr. Cox received $15,000 for these services in 1993 and Dr. Grossman received $12,500. Also, $105,094 was paid to Dr. Engelman in 1993 as a consultant to the Company on its bone growth and other projects.

     On March 25, 1993, Mr. Cox, Dr. Grossman, Mr. Lillard and Mr. Thomas were each granted options under the Company's 1988 Stock Option Plan to purchase 4,000 shares of Common Stock, and Dr. Engelman was granted options to purchase 20,000 shares of Common Stock, in each case at an exercise price of $22 3/8 per share (the closing price of the Common Stock as reported by NASDAQ on March 25, 1993). On December 8, 1993, Mr. Cox, Dr. Engleman and Dr. Grossman were each granted options under the Company's 1988 Stock Option Plan to purchase 4,000 shares of Common Stock, in each case at an exercise price of $25 1/2 per share (the closing price of the Common Stock as reported by NASDAQ on December 8, 1993). All of such options have a ten-year term, and become exercisable as to 20% of the shares covered thereby on each of the first five anniversary dates of the date of grant.

                             EXECUTIVE COMPENSATION

GENERAL

     Set forth below is certain summary information with respect to the compensation of the Company's Chief Executive Officer and the four most highly compensated executive officers other than the Chief Executive Officer (based on amounts reported as salary and bonus for 1993) who were serving as executive officers at December 31, 1993 (the "Named Executives").

                           SUMMARY COMPENSATION TABLE

                                                                               LONG TERM
                                                                              COMPENSATION
                                                                                 AWARDS
                                                                              ------------
                                                                               SHARES OF
                                                      ANNUAL COMPENSATION     COMMON STOCK     ALL OTHER
NAME AND                                             ---------------------     UNDERLYING     COMPENSATION
PRINCIPAL POSITION                           YEAR    SALARY($)    BONUS($)     OPTIONS(#)        ($)(1)
- ------------------                           ----    ---------    --------    ------------    ------------
John W. Brown,
  Chairman of the Board, President and
  Chief Executive Officer.................   1993     400,006     250,000        30,000          23,254
                                             1992     350,004     250,000            --          23,010
                                             1991     325,008     175,000            --          21,518
Ronald A. Elenbaas,
  Vice President; President, Stryker
  Surgical Group..........................   1993     220,008     100,000        20,000          23,254
                                             1992     200,004     130,000        10,000          23,010
                                             1991     180,000     150,000            --          21,518
William T. Laube,
  Vice President; President, Stryker
  Pacific.................................   1993     200,004     125,000        20,000          23,254
                                             1992     175,008     130,000        10,000          23,010
                                             1991     160,008     100,000            --          21,512
David J. Simpson,
  Vice President, Chief Financial Officer
  and Secretary...........................   1993     211,673     125,000        20,000          23,254
                                             1992     191,669     110,000        10,000          23,010
                                             1991     173,750     100,000            --          21,217
Thomas R. Winkel,
  Vice President; President, Stryker
  Americas/Middle East....................   1993     165,000      60,000        15,000          23,050
                                             1992     150,000      65,000         8,000          22,350
                                             1991     140,004      60,000            --          19,800

- ---------------

(1) Represents the Company's contribution under its Profit Sharing Plan with respect to such year of up to 7% of up to $235,840 of wages of such person and, in addition, subject to the Internal Revenue Service limitation of $30,000, the Company's matching of voluntary contributions by such person during such year of up to 4% of his wages.

STOCK OPTIONS

     The following table contains information covering options to purchase shares of the Company's Common Stock granted to the Named Executives in 1993 pursuant to the Company's 1988 Stock Option Plan.

                       OPTION GRANTS IN LAST FISCAL YEAR

                           NUMBER OF
                           SHARES OF
                          COMMON STOCK     PERCENT OF
                           UNDERLYING     TOTAL OPTIONS
                            OPTIONS        GRANTED TO      EXERCISE
                            GRANTED       EMPLOYEES IN      PRICE         EXPIRATION            GRANT DATE
         NAME                (#)(1)           1993          ($/SH)           DATE          PRESENT VALUE ($)(2)
- -----------------------   ------------    -------------    --------    ----------------    --------------------
John W. Brown..........      30,000            3.5           25.50     December 7, 2003           479,700
Ronald A. Elenbaas.....      20,000            2.3           25.50     December 7, 2003           319,800
William T. Laube.......      20,000            2.3           25.50     December 7, 2003           319,800
David J. Simpson.......      20,000            2.3           25.50     December 7, 2003           319,800
Thomas R. Winkel.......      15,000            1.7           25.50     December 7, 2003           239,850

- ---------------

(1) Such options were granted at 100% of fair market value on the date of grant and become exercisable as to 20% of the shares covered thereby on each of the first five anniversary dates of the date of grant.

(2) The Grant Date Present Value has been calculated using the Black-Scholes option pricing model and assumes a risk-free rate of return of 5.97%, an option term of ten years, a dividend yield of .25% and a stock volatility of .44. No adjustment was made for nontransferability or forfeitures. Such assumptions are based upon historical experience and are not a forecast of future stock price performance or volatility or of future dividend policy. Such information, which is presented in accordance with the requirements of the Securities and Exchange Commission, is not necessarily indicative of the actual value that such options will have to the Named Executives, which will be dependent upon market prices for the Common Stock.

     No options were exercised by the Named Executives during 1993. The following table sets forth information with respect to the unexercised options held by them at December 31, 1993.

                         FISCAL YEAR END OPTION VALUES

                                           NUMBER OF SHARES OF
                                              COMMON STOCK
                                               UNDERLYING
                                           UNEXERCISED OPTIONS        VALUE OF UNEXERCISED
                                                   AT               IN-THE-MONEY OPTIONS AT
                                          DECEMBER 31, 1993 (#)     DECEMBER 31, 1993 ($)(1)
                                          ---------------------    --------------------------
                                              EXERCISABLE/                EXERCISABLE/
                 NAME                         UNEXERCISABLE              UNEXERCISABLE
- ---------------------------------------   ---------------------    --------------------------
John W. Brown..........................       48,000/42,000              890,160/245,940
Ronald A. Elenbaas.....................       12,000/36,000              183,480/163,960
William T. Laube.......................       10,000/32,000              156,240/109,480
David J. Simpson.......................       12,000/36,000              183,480/163,960
Thomas R. Winkel.......................       22,600/25,400           404,220/95,730

- ---------------

(1) Calculated by determining the difference between the exercise price and the closing price of the Company's Common Stock as reported by the NASDAQ National Market System for December 31, 1993.

REPORT OF COMPENSATION AND STOCK OPTION COMMITTEES

     There are three basic elements in the Company's executive compensation program -- base salary, bonus and stock options. The Compensation Committee, which reviews executive compensation on an annual basis and is responsible for determinations regarding base salary and bonuses, formally met once during 1993 and held informal discussions on several occasions during the year. The members of the Compensation Committee, each of whom is an independent outside director, are Mr. Lillard, Chairman, Dr. Engelman and Mr. Thomas. Stock option awards are made by the Stock Option Committee, which was composed of Mr. Brown and Ms. Stryker when it met on March 25, 1993 and of Mr. Parfet and Ms. Stryker when it met on December 8, 1993. Members of the Stock Option Committee are not eligible to participate in the Company's stock option plans during their term of service on such Committee.

     The salaries of the Company's executive officers are determined for the forthcoming year at the meeting of the Compensation Committee held in December. Prior to such meeting, the members of the Committee were provided with survey reports on executive compensation prepared by the Health Industry Management Association and The Conference Board, which provided compensation information for companies in the health care industry and U.S. corporations generally. While information concerning the compensation of most of the companies included in the Standard & Poor's Medical Products and Supplies Industry Group Index (see "Performance Graph," below) is included in such reports, the particular reports were selected for the general information contained therein. The Chief Executive Officer reviews the overall performance of each of the other executive officers during the year with the Committee at its December meeting. Based on subjective consideration of such performance and the Company's overall performance during the prior year rather than specific performance targets, the base salaries of the Company's executive officers, including Mr. Brown, are then set at levels that are believed to be generally consistent and competitive with those in the median range of the survey data for generally comparable companies.

     A substantial portion of annual compensation of each executive officer consists of the bonus element. Initially, the Compensation Committee reviews the results of mathematical computations in which actual performance of the Company, in the case of Mr. Brown and other executives with overall corporate responsibility, and operations for which such person had direct management responsibility, in the case of the other executives, is compared to goals and objectives established at the beginning of the year and a percentage so determined is applied to the dollar bonus potential established for each person at the beginning of the year. The primary element in such calculation, accounting for 60% to 70%, is growth in pre-tax earnings. The Compensation Committee, and Mr. Brown in the case of the other executive officers of the Company, use the amount so determined as a starting point in their discussions leading to the final determination of each person's actual bonus based on a subjective evaluation of individual performance in light of the competitive environment and other challenges faced by such person, the various operating divisions and the Company as a whole during the year.

     The Company has had stock option plans in effect since it became a publicly-held company in 1979. The purpose of these plans has been to provide executive officers and other key employees with a personal and financial interest in the success of the Company through stock ownership, thereby aligning the long-range interests of such persons with those of stockholders by providing them with the opportunity to build a meaningful stake in the Company. Historically, stock options have had significant value to optionees, reflecting the appreciation in the market value of the Common Stock. The determination with respect to the number of options to be granted to any particular executive officer is subjective in nature and no specific performance measures or factors are applied. The number and status of options previously granted to an individual are not accorded significant weight in the determination. Current option grants are intended to encourage performance that will result in continued appreciation. Outstanding option grants, all of which have a ten-year-term, become exercisable as to 20% on the first anniversary of the date of grant and as to an additional 20% on each successive anniversary. Accordingly, to realize the full value thereof, an executive officer must remain in the Company's employ for five years from the date of grant. Management of the

Company believes that the stock option plans have been helpful in attracting and retaining skilled executive personnel. See "Stock Options" above.

        Compensation Committee                   Stock Option Committee
          John S. Lillard, Chairman                William U. Parfet
          Donald M. Engelman                       Ronda E. Stryker
          Gerard Thomas




PERFORMANCE GRAPH

     Set forth below is a graph comparing the total returns (assuming reinvestment of dividends) of the Company, the Standard & Poor's MidCap 400 Index and the Standard & Poor's Medical Products and Supplies Industry Group Index. The graph assumes $100 invested on December 31, 1988 in the Company and each of the indices.

                                                    Medical
      Measurement Period         Stryker Cor-     Products &      S&P Midcap
    (Fiscal Year Covered)          poration        Supplies        400 Index
1988                                    100             100             100
1989                                    183.33          137.19          135.54
1990                                    231.48          161.01          128.61
1991                                    741.48          263.31          193.03
1992                                    581.10          225.60          216.03
1993                                    420.62          172.05          246.17

                                 MISCELLANEOUS

RELATIONSHIP WITH INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed Ernst & Young, independent accountants, to audit the accounts of the Company and its subsidiaries for the year 1994. Ernst & Young has acted in this capacity for many years. Ernst & Young has advised the Company that neither the firm nor any of its members or associates has any direct financial interest or any material indirect financial interest in the Company or any of its affiliates other than as accountants. Representatives of Ernst & Young are expected to be present at the Annual Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

OTHER ACTION

     The management has at this time no knowledge of any matters to be brought before the meeting other than those referred to above. If any additional matters should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote said proxy in accordance with their judgment on such matters.

AMENDED FORM 5

     An amended Form 5 was filed with the Securities and Exchange Commission in June 1993 by John W. Brown, Chairman of the Board, President and Chief Executive Officer of the Company, when it was realized that a charitable gift of 2,625 shares of Common Stock of the Company made by him had been omitted from the original filing.

EXPENSES OF SOLICITATION

     The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited by officers, directors and regular employees of the Company personally or by telephone or other means of communication. The Company will, upon request, reimburse brokers and other nominees for their reasonable expenses in forwarding proxy material to the beneficial owners of the stock held of record by such person.

                                            By Order of the Board of Directors

                                                    DAVID J. SIMPSON,
                                                        Secretary

March 18, 1994

- --------------------------------------------------------------------------------

                                 STRYKER CORPORATION

                    P.O. BOX 4085, KALAMAZOO, MICHIGAN 49003-4085
                            ANNUAL MEETING OF STOCKHOLDERS
    P
                                    APRIL 29, 1994
    R
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF STRYKER CORPORATION

    O
         The undersigned hereby appoints John S. Lillard, Ronda E. Stryker and Gerard Thomas, and each of them, Proxies, with full power of substitution in each, to represent and to vote, as designated below, all shares of
    X
         Common Stock of Stryker Corporation which the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held on April 29, 1994, and at all adjournments thereof, upon and in respect of the following:
    Y

         1. Election of Directors, Nominees:
                                                COMMENTS: (change of address)
            John W. Brown, Howard E. Cox, Jr.,
                                                                    Donald M.
                                                                        Engel
                                                -----------------------------
           man, Ph.D., Jerome H. Grossman,
            M.D., John S. Lillard, William U.
            Parfet, Ronda E. Stryker.

                                                -----------------------------
         2. To transact such other business as
            may properly come
    ------
           before the meeting.

                                                -----------------------------

    ------

                                                -----------------------------

                                                (If you have written in the
                                                above space, please mark the
                                                corresponding box on the
                                                reverse side of this card.)

    YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES ON THE REVERSE      ---------
      SIDE. IF YOU DO NOT MARK ANY BOXES, YOUR PROXY WILL BE VOTED IN ACCORDANCE WITH THE BOARD OF     SEE
    DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS  REVERSE
    CARD.                                                                                             SIDE
                                                                                                    ---------
    --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                                                                                                    PLEASE
                                                                                                    MARK YOUR
                                                                                                    VOTES AS
                                                                                                    IN THIS
                                                ------
                                                   X                                                EXAMPLE.
                                                -------
                                                ------
                             5869

             EVERY PROPERLY SIGNED PROXY WILL BE VOTED AS DIRECTED. UNLESS OTHERWISE DIRECTED, PROXIES WILL BE VOTED FOR
         ALL NOMINEES NAMED IN ITEM 1 AND IN THE DISCRETION OF MANAGEMENT IN CONNECTION WITH ITEM 2.

     -----------------------------------------------------------------------------------------------------------------------
     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES AND "FOR" ITEM 2:
     -----------------------------------------------------------------------------------------------------------------------
                       FOR           WITHHELD                                                                          FOR
     1. Election of  ------          ------       Withhold authority        2. To transact such other business as    ------
         directors.                                 to vote for all         may properly come before the meeting.
         (see        ------          ------            nominees.                                                     ------
        reverse)
     FOR all nominees (except those whose names are listed below):
                                                                            Change of Address/
                                                                            Comments on Reverse Side
     -----------------------------------------------------------------------------------------------------------------------



     ---------------------------
       AGAINST  ABSTAIN
       ------   ------

       ------   ------

                ------

                ------
     -----------------------------------

                                               (Please mark, date and sign as
                                               your name appears above and
                                               return in the enclosed, postage
                                               paid envelope. If acting as
                                               executor, administrator,
                                               trustee, guardian, etc., you
                                               should so indicate when
                                               signing. If the signer is a
                                               corporation, please sign the
                                               full corporate name, by duly
                                               authorized officer. If shares
                                               are held jointly, each
                                               stockholder named should sign.)

                                               --------------------------------

                                                                           1994
                                               --------------------------------
                                                SIGNATURE(S)        DATE